UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2020

CNA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

151 N. Franklin
Chicago, IL 60606
(Address of principal executive offices) (Zip Code)
(312) 822-5000
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $2.50	"CNA"	New York Stock Exchange
Chicago Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On December 30, 2020, the principal insurance operating subsidiary of the registrant, Continental Casualty Company (“CCC”), entered into a Master Transaction Agreement with a wholly owned subsidiary of Enstar Group Limited (“Enstar”), pursuant to which, at closing, the parties will enter into a Reinsurance Agreement, which will be deemed effective as of January 1, 2020, and a Trust Agreement (collectively, the “Agreements”). Under the Agreements, among other related arrangements: (1) CCC will cede certain of its legacy workers compensation liabilities to such Enstar subsidiary up to an aggregate limit of $1 billion; and (2) CCC will pay such Enstar subsidiary a reinsurance premium of approximately $690 million, which will be deposited in a collateral trust account by such Enstar subsidiary as security for obligations to CCC. The closing of the transactions contemplated by the Master Transaction Agreement is subject to the receipt of certain regulatory approvals and satisfaction of other closing conditions. The foregoing summary of the Agreements is qualified in its entirety by the terms and conditions of the Agreements. The Master Transaction Agreement (including the forms of the Reinsurance Agreement and Trust Agreement) is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
ITEM 7.01 REGULATION FD DISCLOSURE.
On December 30, 2020, the registrant issued a press release relating to the Agreements described above in Item 1.01. The press release is furnished as Exhibit 99.1 to this Form 8-K.
The information under 7.01 in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:
See Exhibit Index.

EXHIBIT INDEX

Exhibit No.	Description
10.1
Master Transaction Agreement, dated as of December 30, 2020, by and between Continental Casualty Company and Cavello Bay Reinsurance Limited (including the forms of the Reinsurance Agreement and Trust Agreement)

99.1	Registrant press release, issued December 30, 2020, relating to the Master Transaction Agreement and the Agreements described above in Item 1.01 (furnished pursuant to Item 7.01 of Form 8-K)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA Financial Corporation
(Registrant)

Date: December 31, 2020	By	/s/ Albert J. Miralles
(Signature)
Albert J. Miralles Executive Vice President and Chief Financial Officer